Exhibit 99.1 REITweek Virtual Conference June 2020Exhibit 99.1 REITweek Virtual Conference June 2020

FORWARD-LOOKING STATEMENTS Certain information set forth in this release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include statements concerning the benefits of store acquisitions, developments, favorable market conditions, our outlook and estimates for the year and other statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, the competitive landscape, plans or intentions relating to acquisitions and developments and other information that is not historical information. In some cases, forward-looking statements can be identified by terminology such as “believes,” “estimates,” “expects,” “may,” “will,” “should,” “anticipates,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in or contemplated by this release. Any forward-looking statements should be considered in light of the risks referenced in the “Risk Factors” section included in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors include, but are not limited to: • adverse changes in general economic conditions, the real estate industry and the markets in which we operate; • failure to close pending acquisitions and developments on expected terms, or at all; • the effect of competition from new and existing stores or other storage alternatives, which could cause rents and occupancy rates to decline; • potential liability for uninsured losses and environmental contamination; • the impact of the regulatory environment as well as national, state and local laws and regulations, including, without limitation, those governing real estate investment trusts (“REITs”), tenant reinsurance and other aspects of our business, which could adversely affect our results; • disruptions in credit and financial markets and resulting difficulties in raising capital or obtaining credit at reasonable rates or at all, which could impede our ability to grow; • increases in interest rates; • reductions in asset valuations and related impairment charges; • our lack of sole decision-making authority with respect to our joint venture investments; • the effect of recent changes to U.S. tax laws • the failure to maintain our REIT status for U.S. federal income tax purposes; and • economic uncertainty due to the impact of war or terrorism, which could adversely affect our business plan. All forward-looking statements are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. All forward-looking statements apply only as of the date made. We undertake no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.FORWARD-LOOKING STATEMENTS Certain information set forth in this release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include statements concerning the benefits of store acquisitions, developments, favorable market conditions, our outlook and estimates for the year and other statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, the competitive landscape, plans or intentions relating to acquisitions and developments and other information that is not historical information. In some cases, forward-looking statements can be identified by terminology such as “believes,” “estimates,” “expects,” “may,” “will,” “should,” “anticipates,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in or contemplated by this release. Any forward-looking statements should be considered in light of the risks referenced in the “Risk Factors” section included in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors include, but are not limited to: • adverse changes in general economic conditions, the real estate industry and the markets in which we operate; • failure to close pending acquisitions and developments on expected terms, or at all; • the effect of competition from new and existing stores or other storage alternatives, which could cause rents and occupancy rates to decline; • potential liability for uninsured losses and environmental contamination; • the impact of the regulatory environment as well as national, state and local laws and regulations, including, without limitation, those governing real estate investment trusts (“REITs”), tenant reinsurance and other aspects of our business, which could adversely affect our results; • disruptions in credit and financial markets and resulting difficulties in raising capital or obtaining credit at reasonable rates or at all, which could impede our ability to grow; • increases in interest rates; • reductions in asset valuations and related impairment charges; • our lack of sole decision-making authority with respect to our joint venture investments; • the effect of recent changes to U.S. tax laws • the failure to maintain our REIT status for U.S. federal income tax purposes; and • economic uncertainty due to the impact of war or terrorism, which could adversely affect our business plan. All forward-looking statements are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. All forward-looking statements apply only as of the date made. We undertake no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Q1 2020 QUICK FACTS 1,852 6.9% 926.1% Properties Core FFO 10-year Total Shareholder Return Growth Per Share $6.8 Billion in acquisitions 91.7% $13.2 Billion over past 10 years Average Same-store Market Cap 143 Million Occupancy Square feet 1977 S&P 500 Founded 1.9% YTD Same-Store 52.5% 2004 $1.3 Billion Revenue Growth 5-year Dividend IPO – NYSE “EXR” Annual Revenue IncreaseQ1 2020 QUICK FACTS 1,852 6.9% 926.1% Properties Core FFO 10-year Total Shareholder Return Growth Per Share $6.8 Billion in acquisitions 91.7% $13.2 Billion over past 10 years Average Same-store Market Cap 143 Million Occupancy Square feet 1977 S&P 500 Founded 1.9% YTD Same-Store 52.5% 2004 $1.3 Billion Revenue Growth 5-year Dividend IPO – NYSE “EXR” Annual Revenue Increase

EXTRA SPACE STORAGE TIMELINE 500 1998 2005 2015 2018 2020 Recapitalized through JV Acquired Storage USA Acquired SmartStop Ranked 73 Ranked 90 out of 1 million+ with Prudential Real (458 stores) for $2.3 Self Storage (122 out of 700,000+ Estate Investors (PREI) billion in a JV with PREI owned & 43 managed companies companies stores) for $1.4 billion 1977 2004 2008 2016 2019 Assigned a BBB/Stable Founded by Ken Completed Initial Started third-party Added to the S&P 500 credit rating by S&P Woolley Public Offering property management Index Global Ratings (Current Chairman) program (nation’s largest today)EXTRA SPACE STORAGE TIMELINE 500 1998 2005 2015 2018 2020 Recapitalized through JV Acquired Storage USA Acquired SmartStop Ranked 73 Ranked 90 out of 1 million+ with Prudential Real (458 stores) for $2.3 Self Storage (122 out of 700,000+ Estate Investors (PREI) billion in a JV with PREI owned & 43 managed companies companies stores) for $1.4 billion 1977 2004 2008 2016 2019 Assigned a BBB/Stable Founded by Ken Completed Initial Started third-party Added to the S&P 500 credit rating by S&P Woolley Public Offering property management Index Global Ratings (Current Chairman) program (nation’s largest today)

WHY INVEST IN EXTRA SPACE STORAGE (EXR)?

ExtraSpace Storage

ATTRACTIVE SECTOR

Need-based, recession resilient asset class with high operating margins and low cap-ex requirements, resulting in high FAD. The granularity of assets and tenant base, reduces volatility, tenant risk and market risk.

OPERATIONAL EXCELLENCE

Enhancing value of existing and newly acquired self-storage facilities, through best-in-class customer acquisition, revenue management and customer service platforms.

DISCIPLINED GROWTH

Consistent growth of our geographically-diverse portfolio through accretive acquisitions, mutually-beneficial joint-venture partnerships, and third-party management services in a highly fragmented sector.

SOLID BALANCE SHEET

Appropriately leveraged balance sheet, consisting of diversified capital sources to provide access to the cheapest sources of funds in different economic climates.

STRONG PARTNERSHIPS

Creating growth opportunities through joint-venture and third-party management relationships. Our partnerships provide capital, additional income streams, leveraged returns and future acquisition opportunities.

MANAGEMENT DEPTH


SAMRAT SONDHI

CMO
17 YEARS


SCOTT STUBBS

CFO
19 YEARS


JOE MARGOLIS

CEO
15 YEARS*


GWYN MCNEAL

CLO
15 YEARS


MATT HERRINGTON

COO
13 YEARS

*Includes Mr. Margolis' time as Director on Extra Space Storage's board.

ENVIRONMENTAL HIGHLIGHTS Best ESG Risk Rating of U.S. Self-storage REIT th 8 Percentile – Company Risk Highest Rated U.S. Self-storage REIT (Lowest = Best)ENVIRONMENTAL HIGHLIGHTS Best ESG Risk Rating of U.S. Self-storage REIT th 8 Percentile – Company Risk Highest Rated U.S. Self-storage REIT (Lowest = Best)

ENVIRONMENTAL HIGHLIGHTS 43% WHOLLY-OWNED STORES WITH SOLAR 26.4 GWh GENERATED IN 2019 48 ENOUGH TO POWER 2019 SOLAR 2,500 HOMES FOR ONE YEAR INSTALLATIONSENVIRONMENTAL HIGHLIGHTS 43% WHOLLY-OWNED STORES WITH SOLAR 26.4 GWh GENERATED IN 2019 48 ENOUGH TO POWER 2019 SOLAR 2,500 HOMES FOR ONE YEAR INSTALLATIONS

SOCIAL HIGHLIGHTS


GLASSDOOR 2020
BEST PLACES TO WORK WINNER


FORBES 2020
BEST EMPLOYERS FOR DIVERSITY WINNER
ExtraSpaceStorage
ExtraSpace Storage


WOMEN'S LEADERSHIP INSTITUTION
"ELEVATE HER" CHALLENGE MEMBER


EMPLOYEE EDUCATION PARTNERSHIP
WESTERN GOVERNORS UNIVERSITY


PAID EMPLOYEE VOLUNTEER
TIME OFF PROGRAM

GOVERNANCE HIGHLIGHTS rd 2/3 INDEPENDENT DIRECTORS 22% FEMALE BOARD MEMBERS ANNUAL ADVISORY VOTE TO STOCKHOLDER ABILITY TO SEPARATE CHAIRMAN AND CEO APPROVE EXECUTIVE COMPENSATION AMMEND BYLAWSGOVERNANCE HIGHLIGHTS rd 2/3 INDEPENDENT DIRECTORS 22% FEMALE BOARD MEMBERS ANNUAL ADVISORY VOTE TO STOCKHOLDER ABILITY TO SEPARATE CHAIRMAN AND CEO APPROVE EXECUTIVE COMPENSATION AMMEND BYLAWS

PORTFOLIO & PERFORMANCEPORTFOLIO & PERFORMANCE

EFFICIENT OWNERSHIP STRUCTURE 1,852 PROPERTIES JOINT MANAGED 927 249 676 VENTURE WHOLLY-OWNED JOINT VENTURE MANAGED 50% 13% 37% *As of March 31, 2020 EFFICIENT OWNERSHIP STRUCTURE 1,852 PROPERTIES JOINT MANAGED 927 249 676 VENTURE WHOLLY-OWNED JOINT VENTURE MANAGED 50% 13% 37% *As of March 31, 2020

DIVERSIFICATION AND SCALE Northwest 40 2% Northeast 293 16% Midwest 229 California 12% 273 Mid-Atlantic 15% Mtn West 192 10% 176 LA 10% Other, 39% Southeast 14% 218 12% NY/NJ Hawai Hawaii Texas 12% i SAME-STORE 17 191 EXR PRESENCE REVENUE 1% 10% Florida CONTRIBUTION & P.R. NO PRESENCE SFO 223 BY MSA 8% 12% DC CHI 7% ATL 2% MIA DAL BOS 5% 4% 5% *As of March 31, 2020 4%DIVERSIFICATION AND SCALE Northwest 40 2% Northeast 293 16% Midwest 229 California 12% 273 Mid-Atlantic 15% Mtn West 192 10% 176 LA 10% Other, 39% Southeast 14% 218 12% NY/NJ Hawai Hawaii Texas 12% i SAME-STORE 17 191 EXR PRESENCE REVENUE 1% 10% Florida CONTRIBUTION & P.R. NO PRESENCE SFO 223 BY MSA 8% 12% DC CHI 7% ATL 2% MIA DAL BOS 5% 4% 5% *As of March 31, 2020 4%

BEST IN-CLASS OPERATOR 5-years of Average Same-Store Outperformance 7.0% 6.6% 6.0% 5.5% 5.4% 5.0% 4.5% 4.3% 3.8% 3.7% 4.0% 3.4% 3.4% 3.3% 2.8% 3.0% 2.2% 2.0% 1.0% 0.0% REVENUE EXPENSES NOI *EXR and PSA results exclude tenant reinsurance revenues and expenses. CUBE results (and LSI results prior to 2019) include the benefit from tenant insurance revenue. Data as of March 31, 2020 as reported in public filings. EXR PSA PSA SSS LSI CUBE CUBE EXR PSA LSI CUBE EXR PSA LSI CUBEBEST IN-CLASS OPERATOR 5-years of Average Same-Store Outperformance 7.0% 6.6% 6.0% 5.5% 5.4% 5.0% 4.5% 4.3% 3.8% 3.7% 4.0% 3.4% 3.4% 3.3% 2.8% 3.0% 2.2% 2.0% 1.0% 0.0% REVENUE EXPENSES NOI *EXR and PSA results exclude tenant reinsurance revenues and expenses. CUBE results (and LSI results prior to 2019) include the benefit from tenant insurance revenue. Data as of March 31, 2020 as reported in public filings. EXR PSA PSA SSS LSI CUBE CUBE EXR PSA LSI CUBE EXR PSA LSI CUBE

SECTOR-LEADING CORE FFO GROWTH Core FFO Per Share Growth - Normalized 800.0% EXR PSA LSI CUBE 700.0% 600.0% 500.0% 400.0% 300.0% 200.0% 100.0% 0.0% *Data as of March 31, 2020 as reported in public filings Q1 2006 Q1 2007 PSA PSA Q1 2008 SSS SSS Q1 2009 CUBE Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020SECTOR-LEADING CORE FFO GROWTH Core FFO Per Share Growth - Normalized 800.0% EXR PSA LSI CUBE 700.0% 600.0% 500.0% 400.0% 300.0% 200.0% 100.0% 0.0% *Data as of March 31, 2020 as reported in public filings Q1 2006 Q1 2007 PSA PSA Q1 2008 SSS SSS Q1 2009 CUBE Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020

SIGNIFICANT DIVIDEND GROWTH Quarterly Dividend Per Share $0.95 $0.90 $0.90 $0.85 $0.80 5-year total $0.75 increase of $0.70 52.5% $0.65 $0.59 $0.60 $0.55 $0.50 2015 2016 2017 2018 2019 2020 *As reported in public filingsSIGNIFICANT DIVIDEND GROWTH Quarterly Dividend Per Share $0.95 $0.90 $0.90 $0.85 $0.80 5-year total $0.75 increase of $0.70 52.5% $0.65 $0.59 $0.60 $0.55 $0.50 2015 2016 2017 2018 2019 2020 *As reported in public filings

TOP REIT STOCK OF THE DECADE 1,179% 10-Year Total Return to Shareholders #11 3x #1 Among Publicly Among Members Average Return of Publicly Traded REITs of S&P 500 Traded Storage Peers *Results from “KeyBanc Leaderboard” January 3, 2019 and MarketWatch article December 28, 2019.TOP REIT STOCK OF THE DECADE 1,179% 10-Year Total Return to Shareholders #11 3x #1 Among Publicly Among Members Average Return of Publicly Traded REITs of S&P 500 Traded Storage Peers *Results from “KeyBanc Leaderboard” January 3, 2019 and MarketWatch article December 28, 2019.

SOLID BALANCE SHEET S&P Global Ratings: BBB/Stable 03/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 1 Interest Coverage Ratio : 4.98 4.81 4.85 4.95 5.34 1 4.02 3.82 3.76 3.68 3.75 Fixed Charge Ratio : 1 Net Debt/EBITDA : 5.73 5.59 5.54 5.79 6.06 Fixed Debt %: 78.3% 78.7% 74.1% 74.7% 70.0% Weighted Ave. Interest 3.3% 3.3% 3.5% 3.3% 3.0% Rate: Average Maturity: 4.4 years 4.7 years 5.0 years 4.7 years 4.7 years Total Revolving Capacity: $790 million $790 million $790 million $600 million $600 million $299 million $299 million $258 million $349 million $349 million ATM Capacity: 1. EBITDA is reported quarter annualized.SOLID BALANCE SHEET S&P Global Ratings: BBB/Stable 03/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 1 Interest Coverage Ratio : 4.98 4.81 4.85 4.95 5.34 1 4.02 3.82 3.76 3.68 3.75 Fixed Charge Ratio : 1 Net Debt/EBITDA : 5.73 5.59 5.54 5.79 6.06 Fixed Debt %: 78.3% 78.7% 74.1% 74.7% 70.0% Weighted Ave. Interest 3.3% 3.3% 3.5% 3.3% 3.0% Rate: Average Maturity: 4.4 years 4.7 years 5.0 years 4.7 years 4.7 years Total Revolving Capacity: $790 million $790 million $790 million $600 million $600 million $299 million $299 million $258 million $349 million $349 million ATM Capacity: 1. EBITDA is reported quarter annualized.

SECTOR TRENDSSECTOR TRENDS

CURRENT SECTOR TRENDS Changes To Operations Related To COVID-19 New Supply in Many Markets / Deliveries Experiencing Delays Near Peak Occupancy Levels, With Pressure Related To COVID Moderating Revenue Growth Increasing Customer Utilization Scale and Technology Advantage of REITs Ownership and Management Consolidation Muted Acquisitions EnvironmentCURRENT SECTOR TRENDS Changes To Operations Related To COVID-19 New Supply in Many Markets / Deliveries Experiencing Delays Near Peak Occupancy Levels, With Pressure Related To COVID Moderating Revenue Growth Increasing Customer Utilization Scale and Technology Advantage of REITs Ownership and Management Consolidation Muted Acquisitions Environment

Extra Space Storage

COVID-19 UPDATES

- All properties and offices open
- No layoffs or furloughs necessary
- Physical and digital updates for “No Contact” rental process completed
- Existing customer increases and auctions resumed selectively by geographic location
- Rentals down year-over-year with trends improving nationwide in May, vacates also continue to be down year-over-year in May
- Achieved street rates down ~20% year-over-year in May
- Cash collections continue to be steady at ~93% (~95% of normal collections)


ExtraSpaceStorage

NEW SUPPLY IN MANY MARKETS Initially Impacted Primary Markets; Moving to Secondary and Tertiary Markets Geographically Diversified Portfolios are Holding up Better Lease-up Periods Reverting to Historical Durations Development Yields Compressing Due to Increased Construction Costs and Moderating Revenue Projections Deliveries Peaked in 2018, Modest Moderation in 2019 Projects Under Construction Expected to Deliver with Delays; Many Projects in Planning Likely to be CancelledNEW SUPPLY IN MANY MARKETS Initially Impacted Primary Markets; Moving to Secondary and Tertiary Markets Geographically Diversified Portfolios are Holding up Better Lease-up Periods Reverting to Historical Durations Development Yields Compressing Due to Increased Construction Costs and Moderating Revenue Projections Deliveries Peaked in 2018, Modest Moderation in 2019 Projects Under Construction Expected to Deliver with Delays; Many Projects in Planning Likely to be Cancelled

INCREASING LENGTH OF TENANT STAY 65.0% 61.6% 60.0% % of customer stays > 12mos 57.9% 55.0% 50.0% 43.7% 45.0% 40.0% % of customer stays > 24mos 38.6% 35.0% 2013 2014 2015 2016 2017 2018 2019 2020 *Data measured for in-place customers mid-month to reduce volatility. 597 “Core” EXR stores.INCREASING LENGTH OF TENANT STAY 65.0% 61.6% 60.0% % of customer stays > 12mos 57.9% 55.0% 50.0% 43.7% 45.0% 40.0% % of customer stays > 24mos 38.6% 35.0% 2013 2014 2015 2016 2017 2018 2019 2020 *Data measured for in-place customers mid-month to reduce volatility. 597 “Core” EXR stores.

TECHNOLOGY ADVANTAGE


ExtraSpace Storage
SMALL OPERATORS
EXTRA SPACE
STATIC ADVERTISING
CUSTOMER ACQUISITION
SEARCH ENGINES
CALL CENTER
PAY-PER CLICK
SOCIAL
MANUAL PROCESSES
PRICING
ALGORITHMIC PROPRIETARY REVENUE MANAGEMENT
INTUITION
DECISION MAKING
ANALYTICS
DATA
OPTIMIZATION

TECHNOLOGY AND DATA QUICK FACTS

Extra Space Storage

- **39 Million** annual website views
- **1+ Million** calls to call center
- **3rd Gen** revenue management system
- **17** digital marketing employees
- **$30 Million+** in digital marketing spend
- **Millions** of key words bid daily
- **10 Million** website visitors
- **1+ Million** customers
- **Google** advisory board member
- **11** data scientists and pricing analysts

OPPORTUNITY FOR CONSOLIDATION 9.0% 7.5% ~25.0% 4.4% Non-REIT Non-Institutional Quality Properties 3.4% 3.3% Non-REIT Institutional Quality Properties 2.6% ~45.0% *REIT data from public filings as of March 31, 2019. U-Haul and total U.S. storage square footage per the 2020 Self-Storage Almanac. Percentage of Institutional and Non-Institutional Quality Properties estimated by Extra Space Storage. OPPORTUNITY FOR CONSOLIDATION 9.0% 7.5% ~25.0% 4.4% Non-REIT Non-Institutional Quality Properties 3.4% 3.3% Non-REIT Institutional Quality Properties 2.6% ~45.0% *REIT data from public filings as of March 31, 2019. U-Haul and total U.S. storage square footage per the 2020 Self-Storage Almanac. Percentage of Institutional and Non-Institutional Quality Properties estimated by Extra Space Storage.

GROWTH STRATEGYGROWTH STRATEGY

OVERVIEW OF GROWTH STRATEGIES Third-Party Management Acquisitions Before After ATLANTA, GA BRONX, NY Certificate of Occupancy Redevelopment Before After BRONX, NY DALLAS, TXOVERVIEW OF GROWTH STRATEGIES Third-Party Management Acquisitions Before After ATLANTA, GA BRONX, NY Certificate of Occupancy Redevelopment Before After BRONX, NY DALLAS, TX

CONSISTENT GROWTH Extra Space Storage Branded Stores 2,000 1,852 1,817 1,647 1,600 1,483 676 1,427 646 1,347 536 422 411 1,200 1,088 348 1,029 249 246 910 233 882 260 180 215 820 250 253 181 800 185 160 271 273 281 341 364 925 927 878 836 808 400 746 557 506 448 356 296 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 Wholly-Owned Owned in Joint Venture Managed *Data as of March 31, 2020 as reported in public filings. CONSISTENT GROWTH Extra Space Storage Branded Stores 2,000 1,852 1,817 1,647 1,600 1,483 676 1,427 646 1,347 536 422 411 1,200 1,088 348 1,029 249 246 910 233 882 260 180 215 820 250 253 181 800 185 160 271 273 281 341 364 925 927 878 836 808 400 746 557 506 448 356 296 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 Wholly-Owned Owned in Joint Venture Managed *Data as of March 31, 2020 as reported in public filings.

THIRD-PARTY MANAGEMENT STRATEGY Total Stores Managed for Third-Party Owners 676 700 646 602 600 558 536 500 442 422 411 400 348 335 300 260 250 200 184 172 200 162 139 125 100 100 55 55 42 26 22 21 17 0 2013 2014 2015 2016 2017 2018 2019 2020 PSA LSI CUBE EXR *Data as of March 31, 2020 as reported in public filings. Public Storage did not disclose a Q1 2020 property count. Totals exclude properties held in joint venture. PSA SSS SSS CUBETHIRD-PARTY MANAGEMENT STRATEGY Total Stores Managed for Third-Party Owners 676 700 646 602 600 558 536 500 442 422 411 400 348 335 300 260 250 200 184 172 200 162 139 125 100 100 55 55 42 26 22 21 17 0 2013 2014 2015 2016 2017 2018 2019 2020 PSA LSI CUBE EXR *Data as of March 31, 2020 as reported in public filings. Public Storage did not disclose a Q1 2020 property count. Totals exclude properties held in joint venture. PSA SSS SSS CUBE

THIRD-PARTY MANAGEMENT STRATEGY



"My challenges before EXR were to stay afloat. Today, occupancy and profits are great. I have been in the business around 40 years and I could not think of the numbers or keeping the properties on the par that you (EXR) have done."

-Partner since 2012, 6 stores in Florida

Additional Income Streams

- Management Fees
- Tenant reinsurance revenue from managed properties
- Asset management fees and financing fees for services to partners
- A focus on profitability over store count

Increased Scale

- Increase store count, customer set and data points by ~35%
- Nation's largest third-party management platform
- Cost efficiencies generated through scale
- Increased brand promotion and awareness
- Opportunities to further develop and expand best management practices

Acquisition Pipeline

- Semi-proprietary acquisition pipeline
- Low-risk transactions and integration through perfect operational knowledge
- Deep relationships established with future sellers
- No broker fees or market auction process

Partner Diversification

- Over 200 separate ownership groups
- 66% of stores are owned by partners with ≤ 9 properties
- 73% of 2019 store additions were new developments

ACQUISITION STRATEGY • Acquire undermanaged stores, raise to EXR portfolio operating averages, achieve outsized NOI growth • Emphasis on geographic diversification • Focus on primary and secondary markets • Reduce transaction and integration risk through acquiring assets already on the management platform • Seek to enhance operational efficiencies by building scale in core marketsACQUISITION STRATEGY • Acquire undermanaged stores, raise to EXR portfolio operating averages, achieve outsized NOI growth • Emphasis on geographic diversification • Focus on primary and secondary markets • Reduce transaction and integration risk through acquiring assets already on the management platform • Seek to enhance operational efficiencies by building scale in core markets

ROBUST ACQUISITION ACTIVITY Annual Acquisition Volume ($ in millions) $2,000 $1,752 $1,800 173 $1,600 173 Stores Stores $1,400 $1,200 $1,127 $1,000 108 108 Stores $800 Stores $586 $603 $580 $531 $600 $424 78 52 $400 51 67 Stores Stores Stores Stores $33 $200 47 6 Stores Stores $0 2013 2014 2015 2016 2017 2018 2019 2020 YTD Wholly Owned Joint Venture st *As of 1 Quarter Earnings Release dated May 6, 2020. Investments in joint ventures are considered at EXR net investment in the joint venture. Excludes investments in preferred equity, bridge loans or net lease assets.ROBUST ACQUISITION ACTIVITY Annual Acquisition Volume ($ in millions) $2,000 $1,752 $1,800 173 $1,600 173 Stores Stores $1,400 $1,200 $1,127 $1,000 108 108 Stores $800 Stores $586 $603 $580 $531 $600 $424 78 52 $400 51 67 Stores Stores Stores Stores $33 $200 47 6 Stores Stores $0 2013 2014 2015 2016 2017 2018 2019 2020 YTD Wholly Owned Joint Venture st *As of 1 Quarter Earnings Release dated May 6, 2020. Investments in joint ventures are considered at EXR net investment in the joint venture. Excludes investments in preferred equity, bridge loans or net lease assets.

SOURCES OF ACQUISITIONS Percentage of Annual Acquisition Investment by Seller Type 4% 1% 5% 10% 14% 17% 34% 2014 2015 2016 MANAGED 28% 41% 54% EXR JOINT VENTURE 90% 2% 7% 6% EXR RELATIONSHIP 12% 19% BROKERED 47% 24% 2018 2019 2017 52% 41% 47% 33% 12% *Data based on EXR investment dollar volume.SOURCES OF ACQUISITIONS Percentage of Annual Acquisition Investment by Seller Type 4% 1% 5% 10% 14% 17% 34% 2014 2015 2016 MANAGED 28% 41% 54% EXR JOINT VENTURE 90% 2% 7% 6% EXR RELATIONSHIP 12% 19% BROKERED 47% 24% 2018 2019 2017 52% 41% 47% 33% 12% *Data based on EXR investment dollar volume.

ADDITIONAL GROWTH STRATEGIES

Extra Space Storage

CERTIFICATE OF OCCUPANCY

- Acquire newly developed properties at completion of construction
  - Avoid development, entitlement and construction risk
  - Avoid carrying costs during development
  - Receive a higher stabilized return by accepting the lease-up risk

REDEVELOPMENT / SITE EXPANSION

- Redevelop existing properties in order to:
  - Provide brand consistency across portfolio
  - Increase revenue by increasing SF and optimizing unit mix
  - Improve retail feel of properties
  - Achieve attractive risk-adjusted yields given existing cost basis and operating familiarity

✓ Enhance NOI at existing properties by increasing net rent per square foot and optimizing unit mix

✓ Maintain balanced average portfolio life through addition of new, purpose-built assets in key markets

✓ Reduce effective age of existing assets through redevelopment in high-rent markets

✓ Improve Extra Space Storage brand consistency throughout portfolio

✓ Offer highly amenitized product to maintain strong market share and customer experience

CERTIFICATE OF OCCUPANCY PHILADELPHIA, PACERTIFICATE OF OCCUPANCY PHILADELPHIA, PA

CERTIFICATE OF OCCUPANCY: WHOLLY-OWNED VS. JV INVESTMENTS

ExtraSpace Storage

- Primarily held 100% ownership of projects delivered early in the current real estate cycle with early deliveries experiencing very fast lease-up and strong yields
- Currently closing most "C of O" acquisitions in joint venture structures to increase EXR yield and reduce our risk


$ in mm
Wholly-Owned Investment
$46
$80
$110
$69
$67
$10
5
8
9
5
5
1
2015
2016
2017
2018
2019
2020*
Number of Stores


$ in mm
EXR Investment In Joint Venture
$9
$46
$27
$64
$73
$12
2
9
7
18
10
3
2015
2016
2017
2018
2019
2020*

*As of 1st Quarter Earnings Release dated May 6, 2020. Investments in joint ventures are considered at EXR net investment in the joint venture. Excludes investments in preferred equity, bridge loans or net lease assets.

PROACTIVE SITE REDEVELOPMENT: BEFORE ATLANTA, GAPROACTIVE SITE REDEVELOPMENT: BEFORE ATLANTA, GA

PROACTIVE SITE REDEVELOPMENT: AFTER ATLANTA, GAPROACTIVE SITE REDEVELOPMENT: AFTER ATLANTA, GA

Project Cost: $4.1 million SITE EXPANSION Units Added: 419 Expected ROI: 12.2% ST. PETERSBURG, FLProject Cost: $4.1 million SITE EXPANSION Units Added: 419 Expected ROI: 12.2% ST. PETERSBURG, FL

Recently Closed $8,300,000 BRIDGE LENDING Atlanta, GA • Completed projects only (no construction loans) • All properties to be managed by EXR • Steady loan submission volume • Volume of approvals increasing • Mix of requests on existing and to be delivered projects 2020 Year-to-Date Overview $21M $187M $70M Approved Closed Total Balances to close in Outstanding 2020-2021Recently Closed $8,300,000 BRIDGE LENDING Atlanta, GA • Completed projects only (no construction loans) • All properties to be managed by EXR • Steady loan submission volume • Volume of approvals increasing • Mix of requests on existing and to be delivered projects 2020 Year-to-Date Overview $21M $187M $70M Approved Closed Total Balances to close in Outstanding 2020-2021

QUARTERLY UPDATEQUARTERLY UPDATE

2020 Q1 SAME-STORE PERFORMANCE 6.0% 4.8% 5.0% 4.0% 3.8% 3.8% 4.0% 3.0% 2.6% 1.9% 1.7% 2.0% 1.2% 1.2% 0.8% 1.0% 0.1% 0.0% -1.0% -1.3% -2.0% REVENUE EXPENSES NOI * CUBE results include the benefit from tenant insurance revenue. Data as of March 31, 2020 as reported in public filings. EXR PSA PSA SSS LSI CUBE CUBE2020 Q1 SAME-STORE PERFORMANCE 6.0% 4.8% 5.0% 4.0% 3.8% 3.8% 4.0% 3.0% 2.6% 1.9% 1.7% 2.0% 1.2% 1.2% 0.8% 1.0% 0.1% 0.0% -1.0% -1.3% -2.0% REVENUE EXPENSES NOI * CUBE results include the benefit from tenant insurance revenue. Data as of March 31, 2020 as reported in public filings. EXR PSA PSA SSS LSI CUBE CUBE

2020 Q1 CORE FFO PER SHARE GROWTH 8.0% 6.9% 6.9% 7.0% 6.0% 5.0% 4.0% 2.5% 3.0% 2.0% 2.0% 1.0% 0.0% *Data as of March 31, 2020 as reported in public filings. EXR PSA LSI CUBE CUBE2020 Q1 CORE FFO PER SHARE GROWTH 8.0% 6.9% 6.9% 7.0% 6.0% 5.0% 4.0% 2.5% 3.0% 2.0% 2.0% 1.0% 0.0% *Data as of March 31, 2020 as reported in public filings. EXR PSA LSI CUBE CUBE

OCCUPANCY TRENDS – SAME-STORE POOL 95.0% 94.0% 93.0% 92.7% 92.4% 92.1% 92.0% 91.5% 91.2% 91.0% 90.9% 90.0% 2018 2019 2020 *Data for 2020 “Same-store” pool of 863 stores. OCCUPANCY TRENDS – SAME-STORE POOL 95.0% 94.0% 93.0% 92.7% 92.4% 92.1% 92.0% 91.5% 91.2% 91.0% 90.9% 90.0% 2018 2019 2020 *Data for 2020 “Same-store” pool of 863 stores.

RENTAL ACTIVITY Average Monthly Rentals Per Store 50 45 40 35 30 25 20 15 10 5 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Average: 2008-2018 2019 2020 *Data for “Core” pool of 597 storesRENTAL ACTIVITY Average Monthly Rentals Per Store 50 45 40 35 30 25 20 15 10 5 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Average: 2008-2018 2019 2020 *Data for “Core” pool of 597 stores

RENTAL TREND SLIDE DURING MAY 10.0% 7.8% 5.0% 0.0% -0.2% -5.0% -10.0% -15.0% -17.0% -20.0% -25.0% -26.7% -30.0% 5/1 - 5/7 5/8 - 5/14 5/15 - 5/21 5/22 - 5/28 May 1-7 May 8-15 May 15-22 May 15-29 *Data for “Mature” pool of 1,407 storesRENTAL TREND SLIDE DURING MAY 10.0% 7.8% 5.0% 0.0% -0.2% -5.0% -10.0% -15.0% -17.0% -20.0% -25.0% -26.7% -30.0% 5/1 - 5/7 5/8 - 5/14 5/15 - 5/21 5/22 - 5/28 May 1-7 May 8-15 May 15-22 May 15-29 *Data for “Mature” pool of 1,407 stores

STABLE VACATES Average Monthly Vacates Per Store 50 45 40 35 30 25 20 15 10 5 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Average: 2008-2018 2019 2020 *Data for “Core” pool of 597 storesSTABLE VACATES Average Monthly Vacates Per Store 50 45 40 35 30 25 20 15 10 5 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Average: 2008-2018 2019 2020 *Data for “Core” pool of 597 stores

DISCOUNT TRENDS Discounts as a Percentage of Rental Revenue 5% 4% 3% 2% 1% 0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017-2019 Average 2019 2020 *Data for “Core” pool of 597 storesDISCOUNT TRENDS Discounts as a Percentage of Rental Revenue 5% 4% 3% 2% 1% 0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017-2019 Average 2019 2020 *Data for “Core” pool of 597 stores

APPENDIXAPPENDIX

NON-GAAP FINANCIAL MEASURES Definition of FFO: FFO provides relevant and meaningful information about the Company’s operating performance that is necessary, along with net income and cash flows, for an understanding of the Company’s operating results. The Company believes FFO is a meaningful disclosure as a supplement to net income. Net income assumes that the values of real estate assets diminish predictably over time as reflected through depreciation and amortization expenses. The values of real estate assets fluctuate due to market conditions and the Company believes FFO more accurately reflects the value of the Company’s real estate assets. FFO is defined by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) as net income computed in accordance with U.S. generally accepted accounting principles (“GAAP”), excluding gains or losses on sales of operating stores and impairment write downs of depreciable real estate assets, plus depreciation and amortization related to real estate and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. The Company believes that to further understand the Company’s performance, FFO should be considered along with the reported net income and cash flows in accordance with GAAP, as presented in the Company’s consolidated financial statements. FFO should not be considered a replacement of net income computed in accordance with GAAP. For informational purposes, the Company also presents Core FFO, which in previous quarters was referred to as FFO as adjusted. There have been no definitional changes between FFO as adjusted and Core FFO. Core FFO excludes revenues and expenses not core to our operations and non-cash interest. Although the Company’s calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies, the Company believes it provides a meaningful supplemental measure of operating performance. The Company believes that by excluding revenues and expenses not core to our operations, the costs related to acquiring stores and non- cash interest charges, stockholders and potential investors are presented with an indicator of its operating performance that more closely achieves the objectives of the real estate industry in presenting FFO. Core FFO by the Company should not be considered a replacement of the NAREIT definition of FFO. The computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income as an indication of the Company’s performance, as an alternative to net cash flow from operating activities as a measure of liquidity, or as an indicator of the Company’s ability to make cash distributions.NON-GAAP FINANCIAL MEASURES Definition of FFO: FFO provides relevant and meaningful information about the Company’s operating performance that is necessary, along with net income and cash flows, for an understanding of the Company’s operating results. The Company believes FFO is a meaningful disclosure as a supplement to net income. Net income assumes that the values of real estate assets diminish predictably over time as reflected through depreciation and amortization expenses. The values of real estate assets fluctuate due to market conditions and the Company believes FFO more accurately reflects the value of the Company’s real estate assets. FFO is defined by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) as net income computed in accordance with U.S. generally accepted accounting principles (“GAAP”), excluding gains or losses on sales of operating stores and impairment write downs of depreciable real estate assets, plus depreciation and amortization related to real estate and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. The Company believes that to further understand the Company’s performance, FFO should be considered along with the reported net income and cash flows in accordance with GAAP, as presented in the Company’s consolidated financial statements. FFO should not be considered a replacement of net income computed in accordance with GAAP. For informational purposes, the Company also presents Core FFO, which in previous quarters was referred to as FFO as adjusted. There have been no definitional changes between FFO as adjusted and Core FFO. Core FFO excludes revenues and expenses not core to our operations and non-cash interest. Although the Company’s calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies, the Company believes it provides a meaningful supplemental measure of operating performance. The Company believes that by excluding revenues and expenses not core to our operations, the costs related to acquiring stores and non- cash interest charges, stockholders and potential investors are presented with an indicator of its operating performance that more closely achieves the objectives of the real estate industry in presenting FFO. Core FFO by the Company should not be considered a replacement of the NAREIT definition of FFO. The computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income as an indication of the Company’s performance, as an alternative to net cash flow from operating activities as a measure of liquidity, or as an indicator of the Company’s ability to make cash distributions.